EXHIBIT 10.2

AMENDMENT TO EMPLOYMENT AGREEMENT

This Amendment, dated as of July 16, 2008 (this “Amendment”), to the Employment Agreement between Calpine Corporation (the “Company”) and Gregory L. Doody (the “Executive”), dated June 19, 2006 (the “Employment Agreement”).  Terms not otherwise defined herein shall have the meaning ascribed to them in the Employment Agreement.

W I T N E S S E T H

WHEREAS, the parties hereto desire to amend the Employment Agreement as hereinafter set forth.

NOW THEREFORE, in consideration of the mutual representations, warranties, covenants and agreements contained in the Employment Agreement, as amended hereby, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1.           Notwithstanding anything to the contrary set forth in the Employment Agreement, including Section 1 thereof, the current renewal term of Executive’s employment by the Company under the Employment Agreement shall expire on November 30, 2008.

2.           This Amendment (including its validity, interpretation, construction, and performance) shall be governed by the laws of the State of New York, without regard to any concerning conflicts or choice of law that might otherwise refer construction or interpretation to the substantive law of another jurisdiction.

3.           Except as expressly amended and supplemented hereby, the Employment Agreement remains in full force and effect.

4.           This Amendment may be executed in any number of counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

[Signature page follows]

IN WITNESS WHEREOF, the parties hereto have caused this amendment to be executed by them or their duly authorized representatives as of the date first written above.

CALPINE CORPORATION

By:	/s/ Robert P. May
Name: Robert P. May
Title: Chief Executive Officer

GREGORY L. DOODY

/s/ Gregory L. Doody

[SIGNATURE PAGE TO AMENDMENT TO EMPLOYMENT AGREEMENT]